FINANCIAL EXPENSE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
FINANCIAL EXPENSE [Abstract]
Interest expenses	$ 143	$ 107	$ 35
Fair value adjustments for deferred revenues	66	109	55
Exchange rate loss	630	828	169
Bank charges	117	101	93
Financial expenses , net	$ 956	$ 1,145	$ 352